                                                  Power of Attorney

The undersigned hereby constitutes and appoints each of Michael Brizel, Christine

Morena, Ron Llewellyn, Michael Santora and Peou Puch signing singly, the undersigned's true and lawful attorney-in-fact (each an "Attorney-in-Fact" to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, or both of (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

(2) do and perform all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute all Forms 3, 4, and 5,

complete and execute all amendments thereto, and timely file all Forms 3, 4,

and 5 with the United States Securities and Exchange Commission and any

stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in form and contain the terms and conditions as the Attorney-in-Fact may approve in the Attorney-in-Fact's discretion.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform all acts and things whatsoever required, necessary, or proper to be done in the exercise of the rights and powers herein granted, as fully to all intents and purposes as the undersigned could do if personally present, with full power of substitution or revocation, and ratifies and confirms all that the Attorney-in-Fact, or the Attorney-In-

Fact's substitute or substitutes, lawfully does or causes to be done by virtue of this power of attorney and the rights and power herein granted.  The undersigned acknowledges that Michael Brizel, Christine Morena, Ron Llewellyn, Michael Santora

and Peou Puch, each in serving as Attorney-in-Fact at the request of the undersigned, is not assuming, and the Company is not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 and the rules thereunder.

This Power of Attorney will remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned's written notice delivered to each Attorney-in-Fact.

Signature: /s/ Michael Gross

Print Name:  Michael Gross

Date:  2/27/2008